SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2009

SMSA EL PASO II ACQUISITION CORP.
(Exact name of registrant as specified in Charter)

Nevada	000-53334	26-2809162
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

11753 Willard Avenue Tustin, CA 92782
(Address of Principal Executive Offices)

(714) 832-3249
(Issuer Telephone number)

28 Cottonwood Lane Hilton Head, SC 29926
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect the views of SMSA El Paso II Acquisition Corp. (the “Company”) with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

•	The Company will need to obtain additional equity financing to commence meaningful operations and to complete subsequent stages of its business plan;

•	The Company is a development stage company with no operating history;

•
The proposed business of the Company will depend on spending by the oil and natural gas industry, and this spending and the Company’s business may be adversely affected by industry and financial market conditions that are beyond the Company’s control;

•	The Company will be dependent on a few customers operating in a single industry; the loss of one or more customers could adversely affect its financial condition and results of operations;

•
An oversupply of drilling rigs in the geographic markets in which the Company proposes to compete could depress the utilization rates and dayrates for the Company’s drilling rigs and materially reduce the Company’s revenues and profitability;

•	The Company plans to do business in international jurisdictions whose political and regulatory environments and compliance regimes differ from those in the U.S.;

•
In its proposed business, the Company will be subject to numerous governmental laws and regulations, including those that may impose significant liability on the company for environmental and natural resource damages;

•	The recent worldwide financial and credit crisis and worldwide economic downturn could have a material adverse effect on the Company’s revenue, profitability and financial projections;

•	The industry the Company intends to enter is highly competitive, with intense price competition; and

•	The oil and gas industry is undergoing continuing consolidation that may impact the Company’s results of operations.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 5, 2009, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Michael Campbell.  Pursuant to the Purchase Agreement, Mr. Campbell purchased from the Company an aggregate of 20,000,000 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), for an aggregate purchase price of $20,000.  On such date, the Company also entered into a Contribution Agreement (the “Contribution Agreement”) with Mr. Campbell and Gerard Pascale, the Company’s majority shareholder, sole director and sole officer at such time.  Pursuant to the Contribution Agreement, Mr. Pascale contributed 3,000,000 shares of Common Stock then owned by him to the treasury of the Company to induce Mr. Campbell to enter into the Purchase Agreement.  As a result of the above-described transactions, an aggregate of 22,000,004 shares of Common Stock is currently issued and outstanding and the shares of Common Stock owned by Mr. Campbell represent approximately 90.91% of the issued and outstanding shares of capital stock of the Company on a fully-diluted basis.

In addition, on November 5, 2009, the Company entered into an Advisory Agreement (the “Advisory Agreement”) with Halter Financial Group, L.P. (“HFG”), an affiliate of Halter Financial Investments, L.P., a shareholder of the Company, pursuant to which HFG agreed to provide certain advisory services to the Company in exchange for a fee of $250,000 (“Advisory Fee”).  The engagement is for a term of 12 months, although the term may be extended by mutual agreement of the parties.  On November 5, 2009, pursuant to the terms of the Advisory Agreement, the Company also entered into an Escrow Agreement (the “Escrow Agreement” and collectively with the Contribution Agreement and the Advisory Agreement, the “Related Agreements”) with Mr. Campbell, HFG and Securities Transfer Corporation, as escrow agent (the “Escrow Agent”).  Under the terms of the Escrow Agreement, the Escrow Agent agreed to hold the Shares in escrow until the Advisory Fee is paid in full.  If the Advisory Fee is not paid in full prior to December 15, 2009, the Shares will be delivered and assigned to HFG and the $20,000 purchase price paid by Mr. Campbell for the Shares will be returned to Mr. Campbell by the Company. If the Advisory Fee is paid by December 15, 2009, the Shares will be released from escrow to Mr. Campbell.

Following the consummation of the transactions contemplated by the Purchase Agreement and the Related Agreements, the Company will no longer focus on or be bound by the business plan described under Item 2.01of the Company’s Current Report on Form 8-K dated August 10, 2009, which description is hereby incorporated by reference.

The foregoing description of the terms of the Purchase Agreement and the Related Agreements is qualified in its entirety by reference to the provisions of the documents filed as exhibits to this report, which are incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On November 5, 2009, the Company entered into the Purchase Agreement pursuant to which it issued the Shares, as described under Item 1.01 above, which description is hereby incorporated by reference, for total consideration of $20,000.  The Company issued the Shares under the Purchase Agreement in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D thereunder as a transaction not involving any public offering.  No advertising or general solicitation was employed in offering the securities under the Purchase Agreement, the offering and sale was made to one person and the Company will restrict transfer of the securities purchased under the Purchase Agreement, in accordance with the requirements of the Securities Act of 1933, as amended.  Appropriate legends have been affixed to the certificate for the Shares.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

The sale of the Shares pursuant to the Purchase Agreement described under Item 1.01 of this Current Report on Form 8-K resulted in a change of control of the Company. The information under Item 1.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the closing of the Purchase Agreement and the Related Agreements, Mr. Pascale, the Company’s sole director and officer, submitted a resignation letter pursuant to which he resigned as President, Chief Financial Officer and Secretary of the Company, effective immediately.  While Mr. Pascale continues to be a director of the Company, it is anticipated he will resign as a director once the Advisory Fee is paid.  The resignation of Mr. Pascale from his officer positions with the Company is solely in connection with the transactions contemplated by the Purchase Agreement and is not in connection with any known disagreement with the Company on any matter.

Effective as of the closing of the purchase of the Shares, Michael Campbell was appointed to the Company’s board of directors and was also appointed President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company.  Mr. Campbell’s biography is set forth below:

Michael Campbell, Director, President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer.

Mr. Campbell, age 53, has served as a Director and as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company since November 5, 2009.  Mr. Campbell has served as the managing director of both M1 Advisors LLC and M1 Capital Group Ltd., since founding those companies in 2002 and 2004, respectively.  M1 Advisors LLC and M1 Capital Group Ltd. are business advisory and merchant banking firms that provide growth capital and financial advisory services to high-growth companies in emerging markets.  Mr. Campbell has over 27 years of experience founding, financing, building and operating high-growth companies worldwide.

Mr. Campbell expects to continue his association with M1 Advisors LLC and M1 Capital Group Ltd. and does not expect to devote his full-time business efforts to the business of the Company.  The amount of time Mr. Campbell devotes to the business of the Company will be dependent on the timing of the Company’s fundraising efforts and the amount of capital raised by the Company, among other factors.

We currently do not have standing audit, nominating or compensation committees.  Currently, our entire board of directors is responsible for the functions that would otherwise be handled by such committees.

ITEM 8.01	OTHER EVENTS.

The transactions contemplated by the Purchase Agreement and the Related Agreements closed on November 5, 2009.  Immediately prior to the consummation of the sale of the Shares to Mr. Campbell, the Company was a shell company with no operating business.  As a result of the sale of the Shares, Mr. Campbell has acquired control of the Company.  It is the intention of Mr. Campbell for the principal business of the Company to be the acquisition of drilling contracts in South America from national oil exploration and production companies; the acquisition of the drilling rigs and equipment necessary to meet the requirements of such drilling contracts; and the management and oversight of the administration of such drilling contracts and the operation of such drilling rigs, equipment and subcontractors.  In order to fund such proposed business plan, the Company intends to raise funds from equity investors by issuing Common Stock, preferred stock and/or debt securities to fund initial operations and the acquisition of drilling rigs.  Upon the commencement of such operations, the Company will cease to be a shell company as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

In connection with the change in control, the Company changed its address to:  11753 Willard Avenue, Tustin, CA  92782.  The Company’s telephone number at this location is:  (714) 832-3249.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated November 5, 2009, between the Company and Michael Campbell.

10.2	Contribution Agreement, dated November 5, 2009, among the Company, Gerard Pascale and Michael Campbell.

10.3	Advisory Agreement, dated November 5, 2009, between the Company and Halter Financial Group, L.P.

10.4	Escrow Agreement, dated November 5, 2009, among the Company, Michael Campbell, Halter Financial Group, L.P. and Securities Transfer Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA El Paso II Acquisition Corp.

By: /s/ Michael Campbell
Michael Campbell
Chief Executive Officer and President

Dated:  November 10, 2009